UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 19, 2004



                          FREESCALE SEMICONDUCTOR, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                  001-32241                 20-0443182
(State or other jurisdiction of   (Commission              (I.R.S. Employer
 incorporation or organization)    File Number)         Identification Number)


               6501 William Cannon Drive West, Austin, Texas 78735 (Address of principal executive offices, including zip code)

                                 (512) 895-2000
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2--Financial Information.

Item 2.02. Results of Operations and Financial Condition.

     On October 19, 2004, Freescale Semiconductor, Inc. (the "Company") issued a press release announcing our financial results for our fiscal third quarter ended October 2, 2004. A copy of our press release is attached as Exhibit 99.1 to this report.

Item 2.05. Costs Associated with Exit or Disposal Activities.

     On October 19, 2004, we committed to plans to continue streamlining our operations and reducing selling, general and administrative expenses. The Company plans to eliminate approximately 1,000 positions worldwide and record in the fourth quarter of 2004 total restructuring charges of approximately $65 million for severance benefits associated with these actions. The Company intends to complete the majority of the plan by the end of 2004, and to complete the full plan by the end of the third quarter of 2005.


Section 9--Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

   (c) Exhibits

   99.1        Press release of Freescale Semiconductor, Inc., dated October 19,
               2004.



     The information in Item 2.02 above and the attached exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FREESCALE SEMICONDUCTOR, INC.



                                           By: /s/ John D. Torres
                                               ---------------------------------
                                           Name: John D. Torres
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary


Date: October 19, 2004

                                  Exhibit Index



   Exhibit Number                            Description
---------------------    -------------------------------------------------------

        99.1 Press release of Freescale Semiconductor, Inc., dated October 19, 2004.